SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report:  May 27, 1999
(Date of earliest event reported)

Commission File No. 333-61785

PAINEWEBBER MORTGAGE ACCEPTANCE CORPORATION IV (as depositor under the Pooling and Servicing Agreement, dated as of May 1, 1999, relating to the New South Home Equity Trust 1999-1, Home Equity Asset Backed Certificates, Series 1999-1)


                PAINEWEBBER MORTGAGE ACCEPTANCE CORPORATION IV
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            (Exact name of registrant as specified in its charter)


        Delaware                                          06-1204982
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(State of Incorporation)                    (I.R.S. Employer Identification No.)

1285 Avenue of the Americas
New York, New York                                                 10019
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(Address of principal executive offices)                         (Zip Code)


                                (212) 713-2000
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             (Registrant's Telephone Number, including area code)



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              (Former name, former address and former fiscal year,
                         if changed since last report)

ITEM 5.     OTHER EVENTS
            ------------

            On May 27, 1999, New South Home Equity Trust 1999-1 (the "TRUST") issued the Home Equity Asset Backed Certificates, Series 1999-1, Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6 and Class A-6IO (the
"OFFERED CERTIFICATES"), having an aggregate original principal balance of $432,734,027. The Offered Certificates were issued pursuant to a Pooling and Servicing Agreement, dated as of May 1, 1999 (the "POOLING AND SERVICING AGREEMENT"), among PaineWebber Mortgage Acceptance Corporation IV, as depositor, New South Federal Savings Bank, as transferor and servicer, and The Chase Manhattan Bank, as trustee, a copy of which is filed as an exhibit hereto. The Depositor's Home Equity Asset Backed Certificates, Series 1999-1, Class X-IO, Class Z-IO and Class R (together with the Offered Certificates, the "CERTIFICATES") were also issued pursuant to the Pooling and Servicing Agreement. The Certificates represent, in the aggregate, the entire beneficial ownership interest in a separate trust fund (the "TRUST FUND"), the property of which is primarily comprised of a pool of closed-end, fixed-rate loans secured primarily by first or second mortgages or deeds of trust on residential one- to four-family properties and security interests in manufactured homes (the "LOANS").

            The statistical information presented in the Prospectus Supplement, dated May 24, 1999 (the "PROSPECTUS SUPPLEMENT"), concerning the Loans is based on the characteristics of a portion of such Loans as of May 1, 1999. Capitalized terms used in this Form 8-K and not defined herein shall have the meaning assigned to such terms in the Prospectus Supplement. Attached hereto as Exhibit 99 to this Form 8-K is information concerning all of the Loans as of May 1, 1999 (the "CUT-OFF DATE").

ITEM 7.       FINANCIAL STATEMENTS AND EXHIBITS
              ---------------------------------

              (c) Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                                     Description
-----------                                     -----------
   (99)                                         Information concerning the
                                                final pool of Loans as of the
                                                Cut-Off Date

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   PAINEWEBBER MORTGAGE ACCEPTANCE
                                   CORPORATION IV


June 3, 1999

                                   By: /s/ BARBARA J. DAWSON
                                       -----------------------------
                                       Name:  Barbara J. Dawson
                                       Title:  Senior Vice President

                                INDEX TO EXHIBITS
                                -----------------


                                                                  Paper (P) or
Exhibit No.             Description                               Electronic (E)
-----------             -----------                               --------------
   (99)                 Information concerning the final pool            E
                        of Loans as of the Cut-Off Date